EX-99.1


[SYNOVICS LOGO]

Synovics Pharmaceuticals, Inc.
Ronald Howard Lane, Ph.D.
Chairman, CEO
602.508.0112
www.synovics.com


              SYNOVICS PHARMACEUTICALS APPOINTS DAVID COFFIN-BEACH
                      PRESIDENT AND CHIEF OPERATING OFFICER

PHOENIX, - (APRIL 24, 2007) - SYNOVICS PHARMACEUTICALS, INC., (OTC BB: SYVC) a specialty pharmaceutical company, today announced that David Coffin-Beach, Ph.D., has been appointed President and Chief Operating Officer. In this role he will be responsible for, and have reporting to him management of, the Company's operating subsidiaries, Kirk Pharmaceuticals, Inc., ANDAPharm, Inc. and Synovics Laboratories, Inc.

Most recently, Dr. Coffin-Beach was a consultant with VCG &A, Inc. (VCG) where he consulted with key management of Kirk Pharmaceuticals and ANDAPharm. Previously, Dr. Coffin-Beach served as President of Gilberts ATP, a private consulting firm and served for 11 years as President and Director of TorPharm, Inc., a division of Apotex, Inc. During that period, TorPharm grew from two to more than 1,000 employees, and his division's revenue increased from zero to more than $400 million. Prior to TorPharm, Dr. Coffin-Beach worked for Schering-Plough, Goldline Laboratories, and DuPont Pharmaceuticals (Endo Laboratories) in various managerial, R&D and product development roles. He received his Ph.D. in Industrial Pharmacy from the University of Maryland in 1982.

"The appointment of a leader with the experience and record of achievement of Dr. Coffin-Beach is a significant milestone for Synovics," said Ronald H. Lane, Ph.D., Synovics Chairman and Chief Executive Officer. "David's timely addition brings not only strong technical skills and experience in drug formulation, product development and FDA drug filings, but also experience as the managerial lead of a very successful `green field' start-up at TorPharm. Our board of directors believes David will be a great fit in the organization, and that his knowledge, skills and influence will add to the momentum we are seeing throughout the Company. In combination with this appointment, I have resigned as President of Synovics."

Dr Coffin-Beach commented, "I am pleased to join the Synovics team and believe that I can assist to further build on the current Company foundation and create tangible growth and success in the near term. I have been very impressed with the talent, dedication, resourcefulness and work ethic of the teams at Synovics and its subsidiaries, and I see significant potential for rapid growth of these operations. The introduction of the omeprazole OTC product license announced last month is the first in a series of drug candidates that VCG is working to bring to the Company over the next several months. At Synovics, we are executing on a solid business plan designed to leverage the Company's strategic industry advantages in combination with resources from VCG and other potential partners, and we are well-positioned to take advantage of both the OTC and prescription businesses where we see significant growth opportunities."

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ABOUT SYNOVICS:

Synovics is a specialty pharmaceutical company engaged in the development, manufacturing and commercialization of prescription Oral Control Release (ORC) generic and Immediate Release (IR) drugs, improved formulations of previously approved drugs and Over the Counter (OTC) drugs. The Company has two operating subsidiaries, Kirk Pharmaceuticals, Inc. and ANDAPharm, Inc., which manufacture and sell OTC and prescriptions private label drugs respectively. In July 2006 Synovics announced the approval of its first Abbreviated Drug Application (ANDA) by the FDA, 500 mg metformin XR. Synovics is in the process of filing for a site transfer of this ANDA to ANDAPharm for manufacturing. In March 2007, the Company announced that it had entered into a binding letter of intent for exclusive, world-wide rights to the development and commercialization of the PharmPro Division of Fluid Air Inc.'s proprietary OTC version of omeprazole. The U.S. market for the branded omeprazole OTC exceeds $600 million. There is presently no approved omeprazole OTC product competitive to the brand on the market.

The Company announced in 2006 that it had initiated U.S. development of four generic drug candidates, SNG1001a, SNG1002a, SNG1003a, b and c, and SNG1004a, b and c. Licenses relating to these candidates, together with the metformin product license, are presently the subject of litigation between Synovics and the candidates licensor, Nostrum Pharmaceuticals, Inc.

"SAFE HARBOR" STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE STATEMENTS MADE IN THIS PRESS RELEASE CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE
MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY THEIR USE OF WORDS SUCH AS "EXPECTS," "PLANS" "PROJECTS," "WILL," "MAY," "ANTICIPATES," "BELIEVES," "SHOULD," "INTENDS," "ESTIMATES" AND OTHER WORDS OF SIMILAR MEANING. BECAUSE SUCH STATEMENTS INHERENTLY INVOLVE RISKS AND UNCERTAINTIES THAT CANNOT BE PREDICTED OR QUANTIFIED, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS DEPENDING UPON A NUMBER OF FACTORS AFFECTING THE COMPANY'S BUSINESS. THESE FACTORS INCLUDE, AMONG OTHERS: THE DIFFICULTY IN PREDICTING THE TIMING AND OUTCOME OF PRODUCT DEVELOPMENT INCLUDING BIOSTUDIES DEMONSTRATING "BIOEQUIVALENCY," OUTCOME OF ANY PENDING OR POTENTIAL LEGAL PROCEEDINGS, INCLUDING PATENT-RELATED MATTERS SUCH AS PATENT CHALLENGE SETTLEMENTS AND PATENT INFRINGEMENT CASES; THE OUTCOME OF LITIGATION ARISING FROM CHALLENGING THE VALIDITY OR NON-INFRINGEMENT OF PATENTS COVERING ITS PRODUCTS; OUTCOME OF THE DISPUTE RESOLUTION WITH NOSTRUM CONCERNING THE COMPANY'S TECHNOLOGY LICENSE, RIGHTS TO DEVELOPMENT AND MARKET PRODUCTS BASED ON THE USE OF THE TECHNOLOGY, AND RELATED MATTERS INCLUDING THE COMPANY'S LICENSED RIGHTS TO THE FOUR GENERIC DRUG CANDIDATES, SNG1001A, SNG1002A, SNG1003A, B AND C, AND SNG1004A, B AND C AND ITS FDA APPROVED METFORMIN XR 500MG GENERIC DRUG; THE DIFFICULTY OF PREDICTING THE TIMING OF FDA APPROVALS; COURT AND FDA DECISIONS ON EXCLUSIVITY PERIODS; THE ABILITY OF COMPETITORS TO EXTEND EXCLUSIVITY PERIODS FOR THEIR PRODUCTS; THE COMPANY'S ABILITY TO COMPLETE PRODUCT DEVELOPMENT ACTIVITIES IN THE TIMEFRAMES AND FOR THE COSTS IT EXPECTS; MARKET AND CUSTOMER ACCEPTANCE AND DEMAND FOR ITS PRODUCTS; THE COMPANY'S POSSIBLE DEPENDENCE ON REVENUES FROM SIGNIFICANT CUSTOMERS; THE USE OF ESTIMATES IN THE PREPARATION OF THE COMPANY'S FINANCIAL STATEMENTS; THE POTENTIAL FOR COMPETITORS TO FILE ANDAS PRIOR TO ANY FILING BY THE COMPANY PERTAINING TO THE SAME TARGET BRAND; THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING ON PRODUCTS, INCLUDING THE LAUNCH OF AUTHORIZED GENERICS; THE ABILITY TO LAUNCH NEW PRODUCTS IN THE TIMEFRAMES IT EXPECTS; THE AVAILABILITY OF RAW MATERIALS; THE AVAILABILITY OF ANY PRODUCT IT MAY PURCHASE; THE REGULATORY ENVIRONMENT; THE COMPANY'S EXPOSURE TO PRODUCT LIABILITY AND OTHER LAWSUITS AND CONTINGENCIES; THE INCREASING COST OF INSURANCE AND THE AVAILABILITY OF PRODUCT LIABILITY INSURANCE COVERAGE; THE COMPANY'S TIMELY AND SUCCESSFUL COMPLETION OF STRATEGIC INITIATIVES, INCLUDING INTEGRATING COMPANIES AND PRODUCTS IT MAY ACQUIRE AND IMPLEMENTING ITS

NEW ENTERPRISE  RESOURCE  PLANNING  SYSTEM;  FLUCTUATIONS IN OPERATING  RESULTS,
INCLUDING THE EFFECTS ON SUCH RESULTS FROM SPENDING FOR RESEARCH AND DEVELOPMENT, SALES AND MARKETING ACTIVITIES AND PATENT CHALLENGE ACTIVITIES; THE INHERENT UNCERTAINTY ASSOCIATED WITH FINANCIAL PROJECTIONS; THE OUTCOME OF
ONGOING EFFORTS TO IMPROVE KIRKS OPERATIONAL EFFICIENCY AND CUSTOMER PERFORMANCE; CHANGES IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, FLUCTUATIONS IN OPERATING RESULTS; CAPITAL ADEQUACY; STATEMENTS OF FUTURE PLANS RELATING TO THE COMPANY'S CAPITAL NEEDS, PRODUCT DEVELOPMENT AND FILINGS WITH THE FDA, BUSINESS AND GROWTH STRATEGIES; STATEMENTS SPECIFICALLY CONCERNING THE SUCCESSFUL CLOSING OF ACQUISITIONS, AND SATISFYING CLOSING CONDITIONS OF ANY FUTURE FINANCIAL TRANSACTIONS INCLUDING DEBT OR EQUITY REQUIREMENTS, REGULATORY REQUIREMENTS; AND MEETING CONDITIONS SET BY POTENTIAL EQUITY INVESTORS, RELIANCE ON KEY STRATEGIC ALLIANCES, CAPITAL MARKETS, AND IN GENERAL RISKS RELATED TO THE REGULATORY ENVIRONMENT AND GOVERNMENT APPROVAL PROCESSES, AND ANY OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE SPEAK ONLY AS OF THE DATE THE STATEMENT WAS MADE. THE COMPANY UNDERTAKES NO OBLIGATION (NOR DOES IT INTEND) TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT TO THE EXTENT REQUIRED UNDER APPLICABLE LAW.


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